EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT, dated as of July 27, 2016 (this “Amendment”), is by and among T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as transferor, T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer, T-MOBILE US, INC., as guarantor, ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Funding Agents party to the RPAA referenced below.
RECITALS:
WHEREAS, the parties hereto have entered into the Amended and Restated Receivables Purchase and Administration Agreement, dated as of June 6, 2016 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and
WHEREAS, the parties hereto wish to amend the RPAA as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE ONE
DEFINITIONS
SECTION 1.01    Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RPAA.
ARTICLE TWO
AMENDMENTS
SECTION 2.01    Amendments to the RPAA.
(a)    In Section 3.7(s) of the RPAA, the reference in clause (i)(A) to “(A) on or prior to July 31 (beginning July 31, 2016),” is hereby deleted in its entirety and replaced with the following:
“(A) on or prior to July 31 of each calendar year (or, with respect to the first such report delivered hereunder, on or prior to August 31, 2016),”

(b)    The reference to “September 30, 2016” in Section 3.7(ii) of the RPAA is hereby deleted and replaced with “December 31, 2016”.
(c)    The reference to “July 31, 2016” in the last sentence of Section 6.14(a) of the RPAA is hereby deleted and replaced with “August 31, 2016”.
ARTICLE THREE
EFFECTIVENESS; RATIFICATION
SECTION 3.01    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above when counterparts hereof shall have been executed and delivered by the parties hereto.
SECTION 3.02    Incorporation; Ratification.
(a)    On and after the execution and delivery hereof, this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended, modified and consented to hereby.
(b)    Except as expressly provided herein, the RPAA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
ARTICLE FOUR
MISCELLANEOUS
SECTION 4.01    Representations and Warranties. The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof. Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.
SECTION 4.02    No Other Amendments; Status of RPAA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment to any other term or provision of the RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or waiver of any kind under or in connection with the RPAA or entitle the Transferor to receive any such amendment or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the

RPPA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.
SECTION 4.03    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
SECTION 4.04    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.
[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC,
as Transferor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior VP, Treasury, Treasurer

T-MOBILE FINANCIAL LLC,
in its individual capacity and as Servicer

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior VP, Treasury, Treasurer

T-MOBILE US, INC.,
as Guarantor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior VP, Treasury, Treasurer

[Signature Page to First Amendment to A&R RPAA]

ROYAL BANK OF CANADA,
as Administrative Agent

By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Funding Agent

By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

[Signature Page to First Amendment to A&R RPAA]

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as Funding Agent

By: /s/ Björn Reinecke
Name: Björn Reinecke
Title: Senior Analyst

By: /s/ Bjoern Mollner
Name: Bjoern Mollner
Title: Vice President

[Signature Page to First Amendment to A&R RPAA]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as Funding Agent

By: /s/ Van Dusenbury
Name: Van Dusenbury
Title: Managing Director

[Signature Page to First Amendment to A&R RPAA]

LLOYDS BANK PLC,
as Funding Agent

By: /s/ Parker Russell
Name: Parker Russell
Title: Managing Director

[Signature Page to First Amendment to A&R RPAA]